UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2024

CARTESIAN THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

704 Quince Orchard Road, Gaithersburg, MD 20878
(Address of principal executive offices)(Zip Code)

(617) 923-1400
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	RNAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 14, 2024, at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Cartesian Therapeutics, Inc. (the “Company”), the Company’s stockholders approved the Cartesian Therapeutics, Inc. Amended and Restated 2016 Incentive Award Plan (the “2016 Incentive Award Plan”), which was previously adopted by the Company’s Board of Directors.
A summary of the material terms and conditions of the 2016 Incentive Award Plan is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”) under “Proposal No. 3 - Approval of the Cartesian Therapeutics, Inc. Amended and Restated 2016 Incentive Award Plan,” which summary is incorporated herein by reference. This summary is qualified in its entirety by, and should be read in conjunction with, the 2016 Incentive Award Plan, which was included as Appendix A to the Proxy Statement.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 14, 2024, the Company held the Annual Meeting. A total of 13,755,429 shares of the Company’s common stock, par value $0.0001 per share (the "common stock"), were present electronically or represented by proxy at the meeting, representing approximately 77.29% of the Company’s outstanding common stock as of the April 18, 2024 record date. The following are the voting results for the proposals considered and voted upon at the meeting, all of which were described in the Proxy Statement.
Proposal 1 - Election of two Class II Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Carrie S. Cox	11,829,626	316,083	1,609,720
Murat Kalayoglu, M.D., Ph.D.	12,106,239	39,470	1,609,720
Based on the votes set forth above, each director nominee was duly elected to serve until the Company's 2027 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.
Proposal 2 - Approval, on a non-binding and advisory basis, of a resolution approving the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
11,684,828	443,703	17,178	1,609,720
Based on the votes set forth above, the stockholders approved on a non-binding and advisory basis, a resolution approving the compensation of our named executive officers.
Proposal 3 - Approval of the Cartesian Therapeutics, Inc. Amended and Restated 2016 Incentive Award Plan, which is an amendment and restatement of the Selecta Biosciences, Inc. 2016 Incentive Award Plan.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
11,273,065	856,549	16,095	1,609,720
Based on the votes set forth above, the stockholders approved the Cartesian Therapeutics, Inc. Amended and Restated 2016 Incentive Award Plan.
Proposal 4 - Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
13,537,162	212,286	5,981	—
Based on the votes set forth above, the stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTESIAN THERAPEUTICS, INC.

Date: June 17, 2024	By:	/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President and Chief Executive Officer